UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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(Rule 14a-101)

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SCHEDULE 14A INFORMATION

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Offerpad Solutions Inc.

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Your **Vote** Counts!

OFFERPAD SOLUTIONS INC. (OPAD)

2023 Annual Meeting
Vote by June 7, 2023
11:59 PM ET



Offerpad

OFFERPAD SOLUTIONS INC. (OPAD)
2150 E. GERMANN ROAD, SUITE 1
CHANDLER, ARIZONA 85286

V12172-P89204

You invested in OFFERPAD SOLUTIONS INC. (OPAD) and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 8, 2023.**

Get informed before you vote

View the Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 8, 2023
8:00 a.m. PT

Virtually at:
www.virtualshareholdermeeting.com/OPAD2023

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Katie Curnutte 02) Alexander M. Klabin	For
2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.	For
3. Approval, on an advisory (non-binding) basis, of the compensation of the Company's named executive officers.	For
4. Approval of amendments to the Company's certificate of incorporation to effect a reverse stock split of our Class A Common Stock and Class B Common Stock at a ratio ranging from any whole number between 1-for-10 and 1-for-60, as determined by our Board of Directors in its discretion.	For
5. Approval of three separate proposals to amend our certificate of incorporation to:	
5a. Eliminate the authorization of and references to Class B Common Stock and Class C Common Stock and make related technical, non-substantive and conforming changes;	For
5b. Revise the definition of the "Sunset Date" to mean the first date on which LL Capital Partners I, L.P. and Roberto Sella (and their respective affiliates) cease to own, in the aggregate, 17.5% of the outstanding shares of our Class A Common Stock; and	For
5c. Provide that, prior to the Sunset Date, vacancies on the Board may be filled by the affirmative vote of a majority of the directors then in office, even though less than a quorum, or by a sole remaining director, in addition to the stockholders.	For
NOTE: To transact such other business as may properly come before the meeting or any adjournments or postponements of the Annual Meeting.	

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V12173-P89204